EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Washington Mutual, Inc. et al	Case No. 08-12229 (MFW)
Reporting Period: 11-01-08 to 11-30-08

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services provided by JPM, including remission of taxes.
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Postpetition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes	Detailed accrued liabilities provided.
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	January 6, 2009
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware. Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB. Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of WMBfsb, to JPMorgan Chase Bank, National Association (“JPM”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records. As a result of the FDIC’s sale of substantially all the assets of WMB to JPMorgan Chase many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan Chase. Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information. In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPM. Accordingly, this Monthly Operating Report was prepared, in large part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan Chase.

Given the Debtors’ limited, and in most cases indirect, access to the information relating to this Monthly Operating Report, the Debtors are still in the process of verifying the accuracy or completeness of all the information, statements and representations of WMB and JPMorgan Chase. WMI is in the process of developing its own accounting and finance processes. WMI’s management has reviewed and made certain adjustments to the information provided by representatives of WMB and JPMorgan Chase. The results set forth in this Monthly Operating Report are, however, being investigated further and may vary from the results listed in this Monthly Operating Report.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date. However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted. The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al November 2008 Monthly Operating Report – UNAUDITED MOR 1 -- Schedule of Cash Receipts and Disbursements	Case No. 08-12229 (MFW)

	Washington Mutual, Inc.							WMI Investment Corp
Account	Deposit	Deposit	Deposit	Deposit	Deposit	General		Deposit	General	Deposit	General
Bank	WMB/JPM	WMB/JPM	BNY Mellon	WMB/JPM	WMB/JPM	Bank of America		WMB/JPM	Bank of America	US Bank	BNY Mellon
Bank Account	xxx0667	xxx4234	xxxx301	xxx9626	xxx9663	xxx4228	WMI	xxx4704	xxx4231	xxx7001	xxx3053	WMI Inv Corp	Combined
GL Account	70/10450/9909	70/10441/9909	70/10383/9778	70/10450/9910	70/10450/9911	70/10305/9347	Total	467/10450/9909	467/10305/9347	467/12510/9347	467/10383/9347	Total	Total

Opening Balance - 10/31/2008	266,346,125	3,667,943,173	81	4,650	747,799	10,707,364	3,945,749,192	53,378,234	-	-	2,964,060	56,342,294	4,002,091,486

Receipts

Interest & investment returns	1,185						1,185	115,544		2,135,793		2,251,338	2,252,523
Tax Refunds						782,553	782,553					-	782,553
Reimbursements from WMB							-					-	-
Reimbursements from subs							-					-	-
Sales of Assets/Securities						297,421	297,421			52,487,846		52,487,846	52,785,267
Covered bond deposit -- Expenses						1,450,000	1,450,000					-	1,450,000
Miscellaneous Receipts						40,000	40,000					-	40,000
Total Receipts	1,185	-	-	-	-	2,569,974	2,571,159	115,544	-	54,623,639	-	54,739,183	57,310,343

Transfers

General to Disbursement							-					-	-
Sweep to Money Market account							-			(51,385,663)		(51,385,663)	(51,385,663)
General to Payroll							-					-	-
To new bank account							-		2,964,260		(2,964,260)	0	0
Total Transfers	-	-	-	-	-	-	-	-	2,964,260	(51,385,663)	(2,964,260)	(51,385,663)	(51,385,663)

Disbursements

Insurance	5,000,000						5,000,000					-	5,000,000
Retainer						250,000	250,000					-	250,000
Professional Fees						1,184,062	1,184,062					-	1,184,062
Bank fees							-		2			2	2
US Trustee Quarterly Fees	325						325	325				325	650
Miscellaneous Adjustments	8,334					2,590	10,924				(200)	(200)	10,724
Total Disbursements	5,008,659	-	-	-	-	1,436,652	6,445,311	325	2	-	(200)	127	6,445,438

Net Cash Flow	(5,007,474)	-	-	-	-	1,133,321	(3,874,152)	115,219	2,964,258	3,237,976	(2,964,060)	3,353,393	(520,759)

Cash - End of Month	261,338,651	3,667,943,173	81	4,650	747,799	11,840,685	3,941,875,039	53,493,453	2,964,258	3,237,976	-	59,695,687	4,001,570,727

GL Balance	261,338,651	3,667,943,173	81	4,650	747,799	11,840,685	3,941,875,039	53,493,453	2,964,258	3,237,976	-	59,695,687	4,001,570,726

Net value - Short-term securities							320,680,570					51,385,663	372,066,233

Total Cash & Cash Equivalents							4,262,555,609					111,081,350	4,373,636,959

Washington Mutual, Inc., et al                                                        Case No. 08-12229 (MFW)

November 2008 Monthly Operating Report – UNAUDITED

MOR 1a and MOR 1c – Cash

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors' bank accounts is reconciled to monthly bank statements. The Debtors' standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after the quarter end.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
November 2008 Monthly Operating Report -- UNAUDITED
MOR 1b -- Schedule of Professional Fees Paid

This schedule contains all retained professional payments from case inception to current month.

		Check		Amount Paid		Case Inception to Date
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Alvarez and Marsal	9/26/08 - 10/31/08	Wire	11/24/2008	$1,125,521.50	$ 58,540.92	$1,125,521.50	$ 58,540.92

Total				$1,125,521.50	$ 58,540.92	$1,125,521.50	$ 58,540.92

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
November 2008 Monthly Operating Report -- UNAUDITED
See Accompanying Notes
MOR 2 Statement of Operations for the month of November

	Washington Mutual, Inc.		WMI Investment Corp.
	Nov 2008	Cumulative to Date	Nov 2008	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	1,550,260	2,192,614	-	-
Securities	262,185	262,443	1,023,891	2,861,417
Notes receivable - intercompany	99,354	207,279	-	1
Other	-	-	-	-
Total interest income	1,911,799	2,662,336	1,023,891	2,861,418
Earnings from subsidiaries and other
equity investments	(20,918,411)	(10,698,892)	-	-
Gains (losses) from securities	999	999	(26,309,154)	(24,945,318)
Other income	(569)	266,285	-	-
Total revenues	(19,006,182)	(7,769,272)	(25,285,263)	(22,083,900)

Operating expenses:
Compensation and benefits	110,733	432,210	-	-
Occupancy and equipment	59,690	127,063	-	-
Professional fees	469,283	969,519	-	-
Postage, express mail and courier	-	14	-	-
Other outside services	-	199	-	-
Loss / (Income) from BOLI/COLI policies	(975,695)	(1,951,390)	-	-
Management fees / Transition services	1,000,000	2,000,000	-	-
Insurance	1,684,475	3,121,325	-	-
Other	1,661	2,025	143,853	143,853
Total operating expenses	2,350,147	4,700,965	143,853	143,853

Net profit (loss) before other income
and expenses	(21,356,329)	(12,470,237)	(25,429,116)	(22,227,753)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	(158,165)	-	-

Net profit (loss) before reorganization
items	(21,356,329)	(12,312,072)	(25,429,116)	(22,227,753)

Reorganization items:
Professional fees	5,452,936	10,328,522	-	-
US Trustee quarterly fees	12,675	13,000	-	-
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	-	-	-	-
Total reorganization items	5,465,611	10,341,522	-	-
Net profit (loss) before income taxes	(26,821,940)	(22,653,594)	(25,429,116)	(22,227,753)

Income taxes	-	-	-	-

Net profit (loss)	(26,821,940)	(22,653,594)	(25,429,116)	(22,227,753)

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
November 2008 Monthly Operating Report -- UNAUDITED
See Accompanying Notes
MOR 3 Balance Sheet as of 11/30/2008 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	11/30/08	9/26/08	11/30/08	9/26/08
Assets:
Unrestricted cash and cash equivalents	4,262,555,609	4,018,083,009	111,081,350	52,974,376
Restricted cash and cash equivalents	140,220,577	143,805,609	-	-
Investment securities	61,783,189	59,688,627	189,211,280	266,444,881
Accrued interest receivable	1,576,655	413,253	1,759,555	4,084,658
Accounts receivable	-	-	-	-
Income tax receivable	496,038,922	742,680,150	17,897,736	22,187,560
Prepaid expenses	13,440,185	11,311,510	-	-
Cash surrender value of BOLI/COLI	85,991,128	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	24,406,285	25,532,184	65,433,305	65,952,708
Investment in subsidiaries	1,901,236,010	1,894,114,445	-	-
Notes receivable - intercompany	58,208,412	58,001,133	565,844,197	565,844,197
Other assets	23,965,565	23,489,277	32,911,837	-
Total assets	7,108,596,459	7,700,029,006	984,139,260	977,488,380

Liabilities not subject to compromise (Post-petition):
Accounts payable	-	-	-	-
Taxes payable / Deferreds	-	-	-	-
Wages payable	-	-	-	-
Other accrued liabilities	12,534,792	-	143,528	-
Rent and equipment lease payable	125,132	-	-	-
Other Liabilities - Intercompany	-	-	-	-
Other post-petition liabilities	-	-	-	-
Minority interest	2,000,000	2,000,000	-	-
Total post-petition liabilities	14,659,924	2,000,000	143,528	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,108,911,139	4,108,911,139	-	-
Subordinated debt	2,356,467,965	2,356,467,965	-	-
Accrued interest payable	75,907,764	75,907,764	-	-
Notes payable - intercompany	684,092,246	684,092,246	-	-
Accrued interest payable - intercompany	3,012	3,012	-	-
Accounts payable	-	-	-	-
Accounts payable - Intercompany	-	-	-	-
Taxes payable / Deferreds	550,131,932	550,080,833	-	-
Payroll and benefit accruals	407,200,176	407,215,221	-	-
Other accrued liabilities	92,618,152	96,200,465	-	-
Other pre-petition liabilities	223	223	-	-
Total pre-petition liabilities	8,275,332,609	8,278,878,868	-	-

Total liabilities	8,289,992,533	8,280,878,868	143,528	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(2,173,037,452)	(1,590,151,319)	(7,909,774)	(36,644,880)
Retained earnings - pre-petition	(15,366,800,538)	(15,371,794,051)	14,133,260	14,133,260
Retained earnings - post-petition	(22,653,594)	-	(22,227,753)	-
Total shareholders' equity	(1,181,396,074)	(580,849,861)	983,995,733	977,488,380

Total liabilities and shareholder's equity	7,108,596,459	7,700,029,007	984,139,261	977,488,380

NOTES TO MOR-2 and MOR-3

Note 1: Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected. Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and do not reflect any potential claims against these assets. The recorded balances do not reflect the expected refunds or payments, which are currently being reviewed. WMI understands that JPMorgan Chase, the purchaser of substantially all of WMB’s assets, may claim all or a portion of expected tax refunds.

No provision or benefit from income taxes has been recorded as the NOL’s are sufficient to offset income during the reported period.

Note 2: Funded Pension

The funded pension balance was adjusted to reflect the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities. The value does not reflect any recent changes in market values or interest rate assumptions since November 2008 which could materially affect the results.

Note 3: Investment in Subsidiaries

Investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI’s co-debtor, WMI Investment Corp. The balance does not represent the market value of these entities. The value of these assets will be updated when sufficient information is available.

Note 4: Other Assets

WMI Investment Corp. recorded a $33 million Other Asset as of November 30, 2008 to reflect the funds to be received from securities sold but not received until December.

Note 5: Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•

Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time). The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI. If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors are currently assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange. Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements.

WMI intends to make a public announcement upon resolution of these issues. The foregoing notwithstanding, assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis WMI’s financial statements as at November 30, 2008 would reflect a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock of WMI that were reserved for issuance upon the occurrence of the Conditional Exchange, as well as a corresponding loss of approximately $3.9 billion upon conversion of the Securities.

Washington Mutual, Inc. / WMI Investments	Case No. 08-12229 (MFW)
November 2008 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closting Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closting Balance Post Petition

Federal	NOTES

Withholding	*					-					-
FICA -- Employee	*					-					-
FICA -- Employer	*					-					-
Unemployment	*					-					-
Income	**					-					-
Other:						-					-
Total Federal		-	-	-	-	-	-	-	-	-	-

State and Local

Withholding	*					-
Sales	***
Unemployment	*
Real Property	n/a
Personal Property	n/a
Other	****
-
Total State and Local		-	-	-	-	-	-	-	-	-	-

Total Taxes		-	-	-	-	-	-	-	-	-	-

NOTES

* All WMI payroll is being processed through JPM payroll services, including the remission of all related withholding taxes, benefits and employer taxes. WMI reimburses JPM for all payroll expenses. We have attached a listing of payroll related filings submitted

** WMI has booked no post-petition income tax provision, nor has it made any payments.
*** See signed statement below and attached listing of filings related to business activity. No outstanding liabilities reported as of November 30, 2008.
**** Business and Occupation ("B&O") tax returns not filed for Seattle and Washington due to Debtor status, as directed by Department of Revenue

I attest that all tax returns have been filed in acordance with federal / state / county / city requirements for the above period and according to the Company's tax payment schedule. Any payments remitted have either been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1 or booked as a payable to JPM as a reimbursement.

/s/ John Maciel
John Maciel Chief Financial Officer Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp. Tax Return Filings For the Period 11/1/2008 through 11/30/2008

Property Tax Filings:

No property tax returns were filed during the period 11/1/2008 through 11/30/2008.

Sales and Use Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	Washington, D.C.	October sales and use tax return - Marked "FINAL"	11/20/2008	11/25/2008

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	11/7/2008	11/7/2008
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	11/19/2008	11/19/2008

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMB & Affiliates	Texas	Franchise tax report	11/17/2008	11/13/2008
WMI	Washington	Business and occupation tax return	10/27/2008	11/17/2008
WMI	Seattle	Business and occupation tax return	10/31/2008	11/17/2008

NOTES:
* WMI was included as part of the Texas filing.
** Due in October but filed in November

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
Accrued Liabilities by Vendor
November 2008

All payables are current as of November 30, 2008. Accounts

payable process is transitioning to WMI personnel. Detailed

AP aging is forthcoming in future MOR. Therefore, the

Information below is post petition vendor accrual representing invoices and estimates for services through November 30, 2008.

Management is reviewing accounts payable processed by JPM which could result in changes in the post petition payables and accrual balances.

VENDOR ACCRUALS	Accrual through 11/30
Akin Gump	$ 1,677,103.35
Alvarez and Marsal	1,320,854.29
Davis Wright Tremaine	380,619.85
FTI	730,000.00
Gibson Dunn	164,058.82
Grant Thornton	69,138.23
Joele Frank	52,084.48
John Wolfe	53,185.50
McKee Nelson	147,000.00
Miller & Chevalier	48,613.00
Milliman	20,188.13
Pepper Hamilton	158,481.36
Perkins Coie	260,289.73
Richards, Layton	93,585.32
Shearman Sterling	241,620.34
Simpson Thacher	187,448.89
Towers, Perrin, Forster & Crosby, Inc.	67,658.20
Weil, Gotshal & Manges, LLP	3,645,136.12

KCC	365,483.41
US Trustee	13,000.00

Total Vendor Accruals	$ 9,695,549.02
Miscellaneous Accruals (including management/transition services fee, payroll, etc.)	$ 2,839,243.30

Total Post Petition accrued liabilities	$12,534,792.32

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Explanations

2.	Pursuant to an order of the Bankruptcy Court dated October 8, 2008, the Debtors were authorized to continue using existing bank accounts and to open new debtor in possession bank accounts.

5.	New accounts opened during the reporting period:

Company	BANK	Account Number
Washington Mutual Inc.	US Bank (Money Market)	XXXXX7001
Washington Mutual Inc.	US Bank (Custodial)	XXXXX0000

WMI Investment Corp.	US Bank (Money Market)	XXXXX6001
WMI Investment corp	US Bank (Custodial)	XXXXX6000